JULY 31, 2018

SUPPLEMENT TO

hartford INTERNATIONAL/GLOBAL EQUITY funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JUNE 25, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	Under the heading “Hartford Environmental Opportunities Fund Summary Section – Past Performance – Average Annual Total Returns,” the sub-section entitled “Average Annual Total Returns” is deleted in its entirety and replaced with the following:

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index and a broad-based sector index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

As of December 31, 2017, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund's Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Average annual total returns for periods ending December 31, 2017 (including sales charges)*

Share Classes	1 Year	Since Inception (2/29/16)
Class A − Return Before Taxes	14.98%	16.68%
– After Taxes on Distributions	12.50%	14.74%
– After Taxes on Distributions and Sale of Fund Shares	10.14%	12.58%
Share Classes (Return Before Taxes)
Class T	18.63%	18.68%
Class C	20.56%	19.87%
Class I	21.88%	20.61%
Class R3	21.69%	20.11%
Class R4	21.79%	20.31%
Class R5	21.79%	20.53%
Class R6	21.89%	20.64%
Class Y	21.86%	20.62%
Class F	21.93%	20.64%
MSCI All Country World (ACWI) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	23.97%	21.61%
MSCI Global Environment Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	28.50%	23.90%

*	Effective July 31, 2018, the Fund added MSCI Global Environment Index (Net) as a secondary benchmark.

(2)	Under the heading “Performance Notes – Indices,” the following is added:

The MSCI Global Environment Index is designed to maximize its exposure to Clean Technology environmental themes. The MSCI Global Environment Index is comprised of companies that focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7393	July 2018